EXHIBIT 99.2

JPMorgan Healthcare Conference
San Francisco, CA

January 10, 2011

 Statements made in this Confidential Information Memorandum that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate,"
 "believe," "plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Forward-looking statements in this
 Confidential Information Memorandum also include all statements regarding expected financial position, results of operations, cash flows, liquidity, financing plans, business strategy, growth opportunities, plans and objectives of management for future operations, the impact of reductions in reimbursements and other changes in government reimbursement programs and the timing and impact of the proposed restructuring transactions. Factors that could cause actual results to differ are identified in the public filings made by
 Sun with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; the impact that healthcare reform legislation will have on Sun’s business; Sun’s ability to maintain the occupancy rates and payor mix at Sun’s healthcare centers; potential liability for losses not covered by, or in excess of, Sun’s insurance; the effects of government regulations and investigations; the significant amount of Sun’s indebtedness, covenants in Sun’s debt agreements that may restrict
 Sun’s activities and Sun’s ability to make acquisitions, incur more indebtedness; the impact of the current economic downturn on
 Sun’s business; the ability of Sun to collect its accounts receivable on a timely basis; increasing labor costs and the shortage of qualified healthcare personnel; and Sun’s ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect Sun’s business and financial results are included in Sun’s public filings made with the Securities and Exchange Commission, including Sun’s Annual Report on Form 10-K and Quarterly Reports on Form
 10-Q, copies of which are available on Sun’s web site, www.sunh.com. There may be additional risks of which Sun is presently unaware or that Sun currently deems immaterial.
 The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond
 Sun’s control. Sun cautions that any forward-looking statements made by Sun are not guarantees of future performance. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

  References to “Sun” refer to Sun Healthcare Group, Inc. and its subsidiaries

Forward-Looking Statements

 References are made in this presentation to EBITDA, EBITDA margin, EBITDAR and EBITDAR margin, which are non-GAAP financial measures. EBITDA is defined as net income before loss (gain) on discontinued operations, interest expense (net of interest income), income tax expense (benefit) and depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenue.
 EBITDAR is EBITDA before rent expense and EBITDAR margin is EBITDAR as a percentage of revenue. Sun believes that
 EBITDA, EBITDA margin, EBITDAR and EBITDAR margin provide useful information regarding Sun's operational performance because these financial measures enhance the overall understanding of the financial performance and prospects for the future of
 Sun's core business activities, provide consistency in Sun's financial reporting and provide a basis for the comparison of results of core business operations between current, past and future periods. These measures are also some of the primary indicators Sun uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of its business from period to period without the effect of GAAP expenses, revenues and gains that are unrelated to day-to-day performance.

Non-GAAP Financial Measures

➢ Attractive industry fundamentals
 ▪ Healthcare policy favors SNFs - delivers effective clinical outcomes at lower costs
 ▪ Favorable demographics - Increasing senior population
 ▪ Number of SNF beds has steadily declined creating favorable supply / demand dynamics
➢ Nationally diversified portfolio of centers and services
 ▪ Focus on high acuity and clinically complex patients
 ▪ Urban and rural markets
➢ Proven and experienced management team
 ▪ Consistent operating performance
 ▪ No change in operating management
Investment Highlights

Number of Centers Per State
States with Centers
IN 2005: Sun Operated 104 Inpatient Centers in 13 States

 7
 7
 22
1
1
11
 9
 5
7
9
8
 10
7
A History of Portfolio Expansion & Growth
Number of Centers Per State
States with Centers

TODAY (1): Sun Operates 202 Inpatient Centers in 25 States

5
 5
11
15
1
1
9
1
9
9
2
20
3
18
10
1
15
2
17
7
9
8
8
9
7
Revenue ($M’s)    $882.1
Normalized EBITDAR ($M’s)    60.6
Margin    6.9%
Skilled Mix   16.1%
Length of Stay    37 Days
Revenue ($M’s)   $1,897.3
Normalized EBITDAR ($M’s)    248.5
Margin   13.0%
Skilled Mix   19.2%
Length of Stay    30 Days
(1) LTM September 30, 2010

25%
20%
15%
10%
5%
0%
6%
4%
5%
4%
22%
17%
12%
11%
Restraints
Chronic Pain
Post Acute Pain
High Risk Pressure Ulcer
National
SunBridge

19%
18%
17%
16%
15%
14%
13%
12%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
National
Sunbridge

SUNHEALTHCARE
Caring is the Key in Life

…With Patient Care As Its Top Priority
➢ Based on a recent independent survey, 86% of our current residents/patients would recommend our center to others; 87% expressed overall satisfaction

Trend in Rehospitalizations
 ▪ By responding to medical condition changes, return-to-
 hospital rates are markedly lower than our peers

Quality Measures
 ▪ Key quality metrics continue to improve and trend
 better than national averages
The above graph represents the percent of patients rehospitalized within 20 days of admission to a skilled nursing center. Patients are more prone to hospital readmissions within 20 days following acute hospitalization.

Hospice
2%
Rehabilitation
therapy
6%
Medical
staffing
5%
Skilled
nursing
87%

Medicare
29%
Private pay /
other
30%
Medicaid
41%

SUNHEALTHCARE
Caring is the Key in Life

Skilled Nursing Services (SunBridge)
 ▪ 202 skilled nursing centers
 ▪ 19,500 patients/residents
Hospice Services (SolAmor)
 ▪ Growing business operating in 10 states with
 20 offices with 4 startups
Rehabilitation Therapy Services (SunDance)
 ▪ Contract services, rehab agency,
 management services
 ▪ 344 contracts with non-affiliated entities
 ▪ Provides services to substantially all
 SunBridge skilled nursing centers
Medical Staffing Services (CareerStaff)
 ▪ Primarily hospital setting (also serves SNFs,
 schools, prisons)
 ▪ 60% + of billings are for therapists (also
 provide nursing and pharmacy services)
9/30/10 LTM Net Revenue = $1.9 billion
9/30/10 LTM Net Revenue = $1.9 billion
Note: Inpatient segment includes both the SunBridge & SolAmor business lines
Net Revenue by Line of Business
Net Revenue by Source
Sun Healthcare Today

SunBridge Healthcare Corporation
➢ Centers include skilled nursing centers,
 assisted living centers and independent living
 centers
➢ Provides services that:
 ▪ Focus on higher acuity, short-term stay
 patients
 ▪ Include specialty services that address local
 market needs
➢ 67 centers have Rehab Recovery Suites
 (“RRS”) with 1,647 beds as of September 30,
 2010
 ▪ Specialize in Medicare / managed care
 patients
➢ 46 wings dedicated to Alzheimer’s
 patients (Solana)
SunBridge
OPERATING PROFILE as of September 30, 2010
Centers States	202 25
Property Type: Skilled Nursing SNF/AL/IL AL Mental Health IL	166 (82%) 16 (8%) 10 (5%) 8 (4%) 2 (1%)
Beds: Licensed Available	23,189 22,407
YTD 9/30/10 Occupancy %	87.1%
SNF Skilled Mix:(YTD 9/30/10) % of Patient Days % of SNF Revenue	19.2% 37.9%

318
580
859
2008
2009
Q3 '10

Revenue
($ in millions)
$15.7
$30.9
$45.3
2008
2009
LTM 9/30/10

Caring is the Key in Life

SolAmor Hospice Corporation
➢Provides hospice services in affiliated skilled
 nursing centers, non-affiliated skilled nursing
 centers and the patient’s home
➢Operates in 10 states; 9 of which have
 affiliated skilled nursing centers
 ▪ Synergistic service as 6% - 10% of patients
 in SNFs eligible for hospice services
➢Historical growth due to de novo start-ups and
 acquisitions
 ▪ Holisticare in 2008
 ▪ Allegiance in 2009
 ▪ Countryside in 2010
➢Strong contributor to earnings
SolAmor

Average Daily Census

Countryside Hospice
Overlapping Sun centers
Other Sun centers
Countryside Counties
NORT
CAROLI
Chattanooga
Huntsville
UNITED STATES
Athens
Atlanta
Birmingham
Countryside - Alabama
Countryside - Georgia
Augus
ALABAMA
GEORGIA
Columbus
Montgomery
Sav

SUNHEALTHCARE
Caring is the Key in Life

Acquisition Rationale:
➢Good geographic overlap to our SunBridge
 portfolio
 ▪ 7 existing offices / 4 startup offices -
 growing or opening in 2011
 ▪ Shares markets with 9 existing
 SunBridge centers
 ▪ Expands SolAmor platform to ten states
 and approximately 1,050 patients daily
➢Opportunity to grow in SNF settings (initially a
 home-based business)
➢New presence in 2 markets (AL & GA) with
 barriers to entry:
 ▪ Alabama is not issuing any new
 provider licenses for Hospice unless
 you are already a certified provider
 ▪  Georgia is a lengthy process
Countryside Hospice Care, Inc. Acquisition
9
Sun center
Other Sun centers
Countryside
Countryside - Startup
Countryside - Alabama
Countryside - Georgia

($ in millions)
$150.5
$179.5
$199.6
2008
2009
LTM 9/30/10

$337
$385
$418
2008
2009
LTM 9/30/10

SUNHEALTHCARE
Caring is the Key in Life

SunDance Rehabilitation Corporation
➢ Broad array of rehabilitation therapy services
 for post acute patients provided in skilled
 nursing centers and assisted living facilities
➢ Provides rehabilitation therapy services to 476
 centers in 37 states
 ▪ 344 centers operated by non-affiliated
 parties
 ▪ 132 SNF centers operated by SunBridge
 ▪ In most of the remaining 50 affiliated SNF
 centers, services provided by staff employed
 by center
➢ Approximately 60% of revenue from non-
 affiliated sources
SunDance
10
Revenue
Revenue Per Contract
($ in thousands)

$120.4
$102.6
$92.6
2008
2009
LTM 9/30/10

($ in millions)
$10.5
8.7%
$9.4
9.2%
$7.4
8.0%
2008
2009
LTM 9/30/10

SUNHEALTHCARE
Caring is the Key in Life

CareerStaff Unlimited, Inc.
➢ Provides temporary medical staffing to
 hospitals, skilled nursing facilities, schools and
 prisons
 ▪ Approximately 60% of billings are for
 therapists
➢ Operates in 36 states
 ▪ National network of 33 branches with 27
 offices
➢ Diversified staffing approach:
 ▪ Per diem, travel and permanent placement
 ▪ Places a wide array of healthcare
 professionals: therapists, nurses,
 pharmacists, and physicians
➢ Full-service human resources manager
CareerStaff
11
Revenue
EBITDA and margin
($ in millions)

POSITIONING FOR THE FUTURE

Cost
Acuity

SUNHEALTHCARE
Caring is the Key in Life

Leveraging Opportunities in the Care Chain

Acute Care
LTAC
SNF
Assisted Living
Home Based Care
Sweet Spot - Lower Cost Provider to Higher Acuity Patients = Higher
Margins and Greater Opportunities

Resource Utilization Group (RUG) payment system
➢ Payments to SNFs vary based on the intensity of clinical services provided to Medicare patients
➢ Resource Utilization Group IV (RUG IV) system replaced existing RUG III system effective October 1, 2010
➢ The new RUG IV system:
 ▪ Updated the RUG III system by changing and refining the 53 categories in RUG III to create 66 categories that more accurately reflect the cost of services provided
 ▪ 13 new RUGs categories focused on medical complexity
 ▪ Eliminates the lookback period
 ▪ Changes the reimbursement level for therapy delivered concurrently
RUG IV: What It Means
**Positive Opportunity for Sun**

➢ Near Term: RUG IV Medicare System Implementation
 ▪ RUG IV continues to place emphasis on higher acuity patients
 ▪ Requires centers to optimize therapy delivery using a combination of individual, group, concurrent and nursing rehabilitation to increase efficiency
 ▪ New rate structure creates new opportunities for a broader array of clinically complex patients
➢ Longer Term: Continued focus on post-acute care solutions
 ▪ Accountable Care Organizations (ACO) will need to partner with high acuity SNFs to provide faster discharges and lower levels of readmission
 ▪ Focus shifts to patient pathway from individual-setting reimbursement
➢ SNFs will play an integral role in multi-provider systems
 ▪ Cost savings are real and proven
 ▪ Clinical capabilities continue to increase and broaden
Reimbursement Evolution Favors SNFs

Further Expansion of Product & Service Offering

➢ Expand clinical products/services to improve ability to capture clinically complex patients
 ▪ Upgrade complement of clinicians and their skill sets
 ▪ Focus on clinical competencies
 • Tracheotomy care, HIV / Isolation, advanced IV capabilities, etc.
 ▪ Expand packaging and selling of clinical service offerings
➢ Specialty unit development in markets that provide unique opportunities (e.g. ventilator program)
➢ Rehab Recovery Suites remain a relevant strategy to attract and care for short-term high-
 acuity patients
 ▪ Anticipate adding 600 new beds in 2011 or 31% growth in capacity
 • 2,580 beds covering nearly 70% of the urban-based centers

22%
16%
41%
34%
Centers with RRS units
All other centers
Centers with RRS units
All other centers

93%
89%
48%
41%
Centers with RRS units
All other centers
Centers with RRS units
All other centers

SUNHEALTHCARE
Caring is the Key in Life

Rehab Recovery Suites - Product Profile
Rehab Recovery Suites (RRS)
➢Separate and distinct units within a center
➢Enhanced therapy and clinical product
➢Hospitality services - dedicated concierge
Skilled Mix (Q3 ’10)
Acuity - Rehab / Rehabilitation Extensive Services (Q3 ’10)
% of Days
% of Revenue
Rehab
REX
■ Number of centers:  67
■ Number of beds:  1,647
■ Average bed size:   25 beds per center
■ Cost / bed:   $25,000
■ Development time:   6 - 9 months
RRS Metrics

Long-Term Asset Modernization Initiative
➢Long term capital investment strategy
designed to upgrade, reconfigure and fully
renovate nursing centers
 ▪ Focus on privacy for patients, enhanced
 amenities/public spaces, designated units
 with specific purpose
 ▪ Create improved work environment for
 staff and attending physicians to enhance
 ability to deliver care
 ▪ Upgrade therapy and external
 environment to enhance living experience
 and create unique exercise venues
➢Selection is dictated by market demographics,
competitive profile and return on investment
➢Currently committed to renovate 17 centers
➢Partnering with landlords (REITs) to fund
many of these projects and paying a cost of
capital add on to rent

Focus on skilled nursing
growth
➢ Increase skilled nursing
 revenue and contribution by
 ▪ Maintaining high
 occupancy rates
 ▪ Continue focus on high
 acuity and Medicare
 patients
 ▪ Expand product array for
 clinically complex
 patients
 ▪ Partnering with local
 medical communities
Seek growth in ancillary
businesses
➢ Grow hospice operations and
 leverage new acquisition
 ▪ Synergistic to skilled nursing
 business
➢ Focus on rehabilitation therapy
 business by
 ▪ Expanding product offerings
 ▪ Improving labor productivity
 and profitability
Utilize Sun’s financial
flexibility
➢ Targeted acquisitions of
 new skilled nursing centers
 and ancillary-services
 providers
➢ Growth-oriented capital
 spending
 ▪ RRS initiatives targeting
 higher-acuity patients
 ▪ Modernization initiative
Sun’s Growth Strategy

2011 OUTLOOK

(Dollars in millions, except EPS)	2011 Full-Year Guidance			
	Low		High	
Revenue	$	1,950.0	$	1,995.0
EBITDAR	$	259.0	$	265.0
Margin		*13.3%*		*13.3%*
Center rent expense		148.5		148.5
EBITDA	$	110.5	$	116.5
Margin		*5.7%*		*5.8%*
Depreciation & amortization		33.4		33.0
Interest, net		19.8		19.8
Pre-tax earnings	$	57.3	$	63.7
Income tax expense		23.5		26.1
Income from continuing operations	$	33.8	$	37.6
Diluted earnings per share	**$**	**1.30**	**$**	**1.45**
Diluted weighted average shares		*26.0*		*26.0*

SUNHEALTHCARE
Caring is the Key in Life

2011 Guidance

Portfolio:
➢ No acquisitions or dispositions beyond the recently
 announced purchase of Countryside Hospice Care, Inc.
➢ Excludes results of operations of two nursing centers in
 Oklahoma with leases expired at our option on
 December 31, 2010 and one nursing center that we
 expect to sell in 2011
Reimbursement:
➢ Medicare rates:
 ▪ Net positive impact to average Medicare rates from
 RUG-IV, partially offset by:
 − Labor and other costs associated with higher-
 acuity patients
 − Elimination of concurrent therapy
 − Impact of Medicare Part B Multiple Procedure
 Payment Reduction (MPPR)
➢ Medicaid rates, net of provider taxes, are expected to be
 flat in 2011
2011 Guidance Parameters
Post-Restructuring with Sabra:
➢ Sun currently leases 86 formerly owned centers from
 Sabra, resulting in an increased rent of $70.4 million
 ➢ Operating leases
 ➢ Traditional triple net leases
 ➢ Lesser of CPI of 2.5% escalators
Capital:
➢ Capital expenditures in the range of $55 to $60 million
 principally to support:
 ▪ Routine maintenance and renovations for nursing
 centers and IT systems
 ▪ Build-out of more than 600 new beds for our Rehab
 Recovery Suites, bringing our total to 2,580 and a
 31% increase over 2010
➢ Interest of approximately $20 million reflecting an average debt balance of $150 million at a blended interest rate of
 9%
 ▪ $10 million required debt reduction
 ▪ Includes $6.3 million related to Sun’s letter of credit
 facility
➢ Effective tax rate of 41% and 2011 cash income taxes paid
 between $12 million and $14 million

DEBT TABLE *($ in millions)*	As of Nov 30, 2010	Nominal Interest Rate
Senior Secured Credit Facilities:		
$60 Million Revolving Credit Facility	Undrawn	0.5%
Funded Deposit L/C	$75.0	7.5%
Offset by Restricted Cash	(75.0)	
	$0.0	
Senior Secured Term Loan	150.0	
Total Outstanding Senior Secured	$150.0	7.5%
Mortgages	8.2	7.3%
Capital leases	0.5	6.0%
Total Debt	$158.7	

COVENANTS:

	Debt[(1)] ($M's)	Leverage [(2)]	Coverage
		REQUIRED:	
Q1 11	$153.20	1.85x	4.50x
Q2 11	$150.50	1.85x	4.50x
Q3 11	$147.70	1.70x	4.70x
Q4 11	$144.90	1.65x	4.70x

(1) Projection based on required amortization

(2) Based on total debt to EBITDA

SUNHEALTHCARE
Caring is the Key in Life

Debt Table & Bank Covenants

(In millions)	**Low**	**High**
EBITDA	$110.5	$116.5
Cash Taxes	(12.0)	(14.0)
Interest	(19.8)	(19.8)
Capital Expenditures	(60.0)	(55.0)
Free Cash Flow	$18.7	$27.7

SUNHEALTHCARE
Caring is the Key in Life

FREE CASH FLOW

*Based upon 2011 guidance

SUNHEALTHCARE

Caring is the Key in Life

SUNHEALTHCARE
Caring is the Key in Life